Exhibit 10.13

201911 edition

Working capital loan contract

Bank of Jiangsu Co. LTD

Working capital loan Contract

Contract No. : JK022221000815

Borrower:wuxi Huhu Electromechanical Technology Co., LTD

Address: 3-1208 Tian 'an Wisdom City, 228 Linghu Avenue, Xinwu District, Wuxi City

(The Borrower confirms that the above address is the valid address for service of the Lender's notice and legal documents)

Lender: Bank of Jiangsu Co., LTD. Wuxi New District Branch

Address: 8 Changjiang North Road, Wuxi City, Jiangsu Province

2. In accordance with relevant national laws and regulations, both parties have reached a consensus to enter into this contract and are willing to comply with it

8. Abide by all the terms and conditions of this contract.

Article 1 Terms of the loan

I. Amount of the loan: (currency) People's currency (in words) two million yuan only.

Ii. Term of Loan: from April 19, 2021 to April 18, 2022

Date.

3. Interest rate on borrowing

1. The interest rate of RMB loan is type A as follows (√):

A. The interest rate of the loan under this contract is fixed, with an annual interest rate of 4.4% (i.e

The last published loan market with a five-year maturity and above one year/district on the day prior to the signing of this Contract

Quoted interest rate (LPR) 3.8 5% plus (plus/minus) s55 BP(1

Each BP is equal to 0.01 percentage points) execution), the interest rate remains unchanged during the term of the contract;

B. The loan under this contract adopts fixed interest rate, and the annual interest rate shall be one day before the date of issuance of the loan

The last published market quoted interest rate (LPR) for loans with a maturity of over one year/five years

/ (plus/minus)/BP(1 BP equals 0.01 percentage points), contract

The interest rate remains the same during the effective period.

2

C. The loan under this Contract adopts the floating interest rate, which is the last published interest rate (LPR)/for loans with a maturity of more than five years on the day prior to the issuance of the loan (plus/minus)/BP(1 BP is equal to 0.01 percentage points), the contract interest rate with the latest published loan market quoted interest rate (LPR) the day before the adjustment in accordance with the above floating rules, the adjustment period is. / (month/quarter/half year/year) adjustment, adjustment

The whole day is /.

1. One year after the execution of the loan interest rate agreed herein, the Borrower and the Lender may renegotiate the loan interest rate to determine the new execution interest rate, and the parties shall enter into the relevant supplementary agreement after reaching an agreement and obtaining the consent of the guarantor. Before the execution of the supplementary agreement, the parties shall remain at the interest rate agreed herein

And the relevant floating rules shall be executed.

2. The interest rate on foreign exchange borrowings is listed below. Kinds:

A. The loan under this contract is at A fixed interest rate of (large) months L

(LIBOR/HIBOR/SIBOR)+ %, holding annual interest rate / %, both valid

The contract interest rate remains unchanged during the term;

B. The loan under this contract is subject to a floating interest rate of/(write) months

(LIBOR/HIBOR/SIBOR)+ / %, with an annual interest rate of./ % executed in conjunction with the interest rate

Press, / and adjust the day to /.

3 Interest is calculated

Interest is calculated from the date on which the borrower actually draws the money, based on the amount actually withdrawn and the number of days the money is used.

The formula for calculating interest is interest = principal x actual days x daily interest rate.

The daily interest rate is calculated on the basis of 360 days in a year. The conversion formula is: daily interest rate = annual interest rate /360

4. The purpose of the loan is. Buy aluminum alloy trough frame, etc.

5. Loan Notes

The IOU is the loan voucher of the Borrower under this Contract, which is an integral part of this Contract and has the same legal effect as this Contract.Where the Borrower's loan amount, issue date, maturity date, interest rate and other loan contents under this Contract are inconsistent with those recorded in the loan record, the borrower shall borrow the loan

The record of loan record shall prevail.

3

Article 2 Interest on loan

1. The interest shall be calculated from the actual date of issuance of the loan according to the actual amount of the loan and the actual term of the loan.The interest is payable monthly (month/quarter), and the date of settlement is the twentieth of each month (month/quarter end)

Day.

If the last repayment date of the borrowed principal is not on the settlement date, the unpaid interest accrues with the original

Clear.

2. The Borrower shall pay the interest on each settlement date and the Lender may deduct the interest directly from the Borrower's account at the Bank of Jiangsu.In the event that the Borrower fails to pay the interest on time, the Lender may

5. The Lender has the right to compound interest on unpaid interest.

Article 3 Penalty interest and compound interest

If the loan under this contract is overdue or not used according to the purpose agreed herein, the penalty interest shall be adopted

Interest and compound interest shall be calculated in Method A as follows:

A. If the borrower fails to repay the loan on time when the loan with fixed interest rate is due (including early maturity), the lender has the right to collect penalty interest by adding 50% to the loan interest rate hereunder from the overdue date;If the borrower fails to use the loan according to the purpose agreed in the contract, the Lender has the right to embezzle the loan from itself

The penalty interest of 100 % shall be charged on the basis of the loan interest rate hereof from the date of this contract.

The overdue interest (including the penalty interest) paid by the Borrower shall be compounded at the rate of this contract If the payment is overdue, compound interest will be charged at the penalty interest rate.

B. If the borrower fails to repay the loan on time when the loan with floating interest rate is due (including early maturity), the lender has the right to collect the penalty interest at the current floating interest rate from the overdue date.Where the borrower fails to use the loan according to the purposes agreed in the contract, the lender shall have the right to embezzle the loan from itself

The penalty interest shall be calculated and charged at the floating interest rate of the current period. / %.

Interest (including penalty interest) paid late by the Borrower is compounded at the rate of this Contract, If the loan is overdue, the penalty interest rate will be calculated and compounded.

Article 4 Conditions for withdrawal

1. The Borrower may withdraw the money when this Contract becomes effective and the following conditions are met (the Lender agrees Except for those exempted):

(1) The Borrower has opened the relevant Renminbi and/or foreign exchange with the Lender or any of its branches

An account;

4

(2) The Borrower has provided the Lender with legal documents proving the legality of the Borrower, including but not limited to the latest annual inspection of the business license, approval certificate, joint venture or cooperation contract, articles of association

Etc.;

(3) The Borrower has submitted the Application for Withdrawal and the Letter of Authorization for Payment to the Lender;

(4) the guarantee contract related to the loan has become effective, and/or the mortgage contract and pledge

The contract has come into force and the mortgage/pledge has been established;;

(5) Related to this Contract and required by the Lender, including but not limited to approval, registration and preparation

Documents, insurance, notarization, witness and other procedures have all been completed;

(6) The borrower has provided proof to the lender that the borrower's registered capital has been paid in accordance with the law

Capital verification report;

(7) According to the provisions of the Borrower's internal authorization system, the Borrower has provided the Lender with the approval of the Borrower's board of directors and/or the shareholders' meeting (general meeting of shareholders) and other competent departments Resolutions and letters of authorization;

(8) The Borrower has provided the Lender with evidence of the purpose of the loan under this Contract

Materials;

(9) the Borrower has provided the Lender with a letter of ious bearing the valid seal of the Borrower;

(10) if the Lender deems it necessary, the Borrower shall provide a loan contract, guaranty contract or payment

(pledge) the contract shall be notarized with the effect of enforcement;

(11) The Borrower and/or Guarantor have paid all fees payable under this Contract

Use;

(12) Other withdrawal conditions agreed by the parties: This column is blank

Article 5 Withdrawal Plan

1. After meeting all the prerequisites for withdrawal, the borrower may make one (one/split) withdrawal.

For withdrawals, the withdrawal plan is as follows:

Units (ten thousand, ten thousand dollars, or other); Ten thousand yuan withdrawal
Number of periods	Time of withdrawal	Amount of withdrawal
First instalment	2021-04-19	200
Issue 2
Issue 3

(The attached table, which is not enough to fill in, shall form an integral part of this Contract)

2. The loan shall be made for the part that has not been used within the aforesaid time and the part that has not been used within the aforesaid time

Party B shall have the right to reject the Borrower's application for withdrawal.

5

Article 6 Method of Payment

1. The loan hereunder shall be paid in the following ways:

1. Method of entrusted payment.The Lender shall, based on the Borrower's withdrawal application and payment authorization, pay the loan funds through the Borrower's account to the Borrower transaction conforming to the purpose agreed herein

Object.

2. Autonomous payment method.After the Lender releases the loan funds to the Borrower's account in accordance with the Borrower's withdrawal application, the Borrower shall pay the conforming Contract autonomously according to the plan determined at the time of application

The Borrower's counterparty for the same agreed purpose.3. The borrower undertakes to lend at least as required by the lender

Submit the trade contract, invoice and transfer documents to the Lender within 30 days after the payment is released

Certificates and other documents.

3. Some entrusted payment methods.Where a single amount exceeds RMB 10,000 yuan (the amount is less than or equal to RMB 10 million yuan, the foreign exchange loan shall be converted into the foreign exchange purchase price published by the borrower on the date of the entrusted payment), the entrusted payment method shall be adopted. The rest may be adopted independently

Method of payment.

2. If the borrower falls under any of the following circumstances, the lender has the right to negotiate with the borrower to supplement the loan payment terms;If consultation fails, the Lender has the right to stop payment of the loan funds or request the loan

Early repayment of the loan granted:

1. Declining credit standing;

2. The profitability of main business is not strong, breaking the agreed financial indicators;

3. Failure to pay the loan funds as agreed in the contract;

4. breach the contract and evade the entrusted payment by the lender by breaking the whole into pieces.

5. Failing to comply with the commitments;

6. Other circumstances in violation of the contract.

Article 7 Repayment

1. The Borrower shall make repayment from sources including but not limited to revenue.

Ii. Unless otherwise agreed by both parties, the Borrower shall repay this

Contract in accordance with the following repayment plan

The following loan:

Unit (ten thousand yuan, ten thousand US dollars or other): Ten thousand Yuan

Repayment
Number of periods	Repayment time	Amount of repayment
First installment	2022-04-18	200
Issue 2
Issue 3

6

If the above payment date falls on a non-bank business day, it shall be deferred to the next business day.If the borrower needs to extend the maturity of the loan, he shall submit a written application to the lender one month before the maturity of the loan

The extension of the term shall be handled after the lender agrees.

4. If the Borrower makes repayment in advance, it shall obtain the consent of the lender, and the original time limit shall be determined

And pay the amount/fee for the early repayment.

5. The Borrower irrevocably authorizes the Lender to deduct from the Borrower's account in the Banking System of Jiangsu all the principal and interest of the loan due or due in advance.The amount deducted shall be foreign exchange

The amount shall be converted at the purchase price of foreign exchange published by the lender on the date of deduction.

6. The Borrower shall repay the loan in the second of the following ways:

1. The Borrower shall open with the Lender a special repayment reserve account for the loans under this Contract

Account.During the term of existence of the loan, the Borrower shall collect the funds collected from the loan in this account and ensure that the balance of the funds in this account shall not be less than (currency)/(large writing)/at any time. This account is under the supervision of the lender and cannot be used for settlement. The lender has the right to directly deduct and return the principal and interest of the loan in this account. If the amount in the account of the borrower is insufficient, the lender has the right

Direct debit from the Borrower's account in the Banking system of Jiangsu or to the Borrower and the guarantor

Recourse.

2. The Borrower shall establish a unit settlement account with the Lender and shall include the cash flow of daily income into the account according to the proportion of the total amount of credit extended by the Borrower to the total amount of credit extended by the Borrower to the financial institution, and the balance of funds in the account shall not be less than (currency)/(written in bulk) at any time. /.The borrower shall repay the principal and interest of the current loan in full in the account before each repayment date

Funds and authorizes the Lender to directly deduct and repay the principal and interest of the loan in the account.

Article 8 Representations and Warranties of the Borrower

1. The principal qualification of the Borrower shall meet the requirements of relevant laws, administrative regulations and normative documents;

2. The Borrower has been fully authorized to sign this Contract and other relevant documents and has the ability

Capable of executing and performing its responsibilities;

3. The Borrower's execution of this Contract and other relevant documents and performance of its responsibilities herein will not violate or violate any laws, regulations and normative documents, and shall not constitute a violation under this

Contract

Covenantal act;

4. The Borrower does not currently have any outstanding litigation, arbitration or administrative penalties, or according to the Borrower

Is aware of any lawsuit, arbitration or administrative penalty that may be filed against its assets or earnings;

5. The Borrower shall cooperate with the Lender in loan payment management, post-loan management and relevant inspections;

7

6. The financial statements provided by the Borrower truthfully reflect the borrower's financial situation;

7. The Borrower warrants that all application materials provided by it to the Lender are true, legal and available

Valid and free from material omissions and misdirection;

8. The information of the borrower, surety, mortgagor, pledgor, pledge and project in this Contract and guarantee Contract is true, complete and accurate, and no omissions have been made

Any material facts;

9. The Borrower irrevocably authorizes Bank of Jiangsu Co., Ltd. to inquire all kinds of information related to the Borrower through, including but not limited to, state administrative organs, government departments, business management agencies, third-party data platforms and network media from the date of execution hereof to the date of termination of the business hereunder.The Borrower understands that it shall provide such non-public information

(b) the possible legal consequences of the information;

10. The Borrower has been fully aware of the Lender's business scope and authorized authority;The Borrower has read all the terms and conditions of this Contract and, at the request of the Borrower, the Lender has made the corresponding terms and conditions of this Contract;The meaning and legal consequences of the terms and conditions of this Contract by the Borrower The Borrower has fully known and understood that signing this Contract is its true intention.

Article 9 Rights and Obligations of the Borrower

1. Rights of the Borrower

1. The Borrower has the right to withdraw and use the loan as agreed herein;

2. With the written consent of the Lender, it has the right to transfer the debts hereunder to a third party

Affairs.

Ii. Obligations of the Borrower

1. Documents and materials required by the lender shall be truthfully provided (including account numbers of all opening banks, balance of deposits and loans, utilization of relevant loans, assets, production and business activities,

Internal management and other true information);

2. The financial statements of the previous month shall be provided to the Lender before the 20th day of each month, and the audited financial statements shall be provided to the Lender within 120 days after the end of each fiscal year, in a timely manner

Provide its own changes and changes;

3. It shall accept and cooperate with the lender in its use of credit funds and related production procedures

Investigation, supervision and inspection of operations and financial activities;

4. At the Bank of Jiangsu. The New Division (Branch) Bank of Wuxi Co., LTD shall open relevant settlement accounts and handle domestic and foreign exchange settlement, settlement and sale with the Lender or its branches at least in accordance with the proportion of the total balance of borrowings under this Contract and borrowings of the Borrower from other financial institutions Other intermediary business;

8

5. The loan shall be used in accordance with the purpose and manner agreed in this contract;

6. The principal and interest of the loan shall be repaid in full and on time as agreed in this Contract;

7. Prior to foreign investment, substantial increase in debt financing, merger, division, equity transfer, asset transfer and other major matters, it shall notify the lender in writing in advance and obtain the written consent of the lender, and fulfill the principal and interest of the loan under this Contract as required by the lender

Safeguard measures for the repayment of other related expenses;

8. A material adverse event occurs to the Borrower or guarantor affecting his solvency/guarantee ability

The Lender shall be promptly notified of such event;

9. Where the total amount of guaranty for the liabilities of a third party shall not exceed the net assets of the borrower, 5 Times;

10. If the Borrower is a Group customer, it shall, within 10 days from the date of the occurrence of the affiliated transaction whose amount is more than 10% of the Borrower's net assets, submit a written report to the Lender, including but not limited to the relevant relationship of the parties to the transaction, the items and nature of the transaction, the transaction amount or corresponding

Proportion and pricing basis (including transactions with no amount or only a nominal amount);

11. Insure its property in relation to the loan as required by the lender, And identify the lender as the beneficiary of the insurance interest;

12. If this contract has been notarized by a notary office and is enforceable, the Borrower agrees to be executed

12. The people's court shall enforce the contract and waive the right of defense.

Article 10 Rights and obligations of the lender

1. Rights of the Lender

1. The right to request the Borrower to provide information in relation to the loan hereunder;

2. The right to require the Borrower to repay the principal and interest of the loan on schedule or in advance;

3. Have the right to know the borrower's production and operation, financial activities, business activities and repayment schedule

Draw and have the right to extract or copy from accounting books, business records and other relevant materials;

4. Have the right to supervise the Borrower's use of the loan in accordance with the purpose and manner agreed herein;

5. Have the right to deduct directly from the Borrower's account the principal and interest of the loan when it is received or matured in advance

Interest and other related charges;

6. If the Borrower fails to perform or violates its obligations under this Contract, the Lender shall have the right to change the payment method of the loan and stop issuing the loan that has not been drawn by the Borrower in accordance with this Contract

And/or require the Borrower to repay the loan in advance or declare the entire loan to be due in advance;

9

7. The Lender shall have the right to withdraw the loan in advance according to the borrower's withdrawal of funds;

8. The Lender shall have the right to require the Borrower to pay off the loan under this Contract in advance in the event that the Borrower has major events such as property right transfer, system change, reduction of registered capital or assignment of creditor's rights and debts

The Lender shall pay the principal and interest and all other relevant expenses, or require the Borrower to pay off all debts hereunder

The business is placed in the name of the assignee that the Lender agrees to accept, or the Borrower is required to provide the lender with a connection

Other security measures accepted.

2. Obligations of the Lender

1. The Lender shall grant the loan to the Borrower on the terms and conditions set forth herein;

2. The Lender shall keep confidential the financial condition and production and operation of the Borrower, provided that

Except as otherwise provided by laws, administrative regulations and normative documents.

Article 11 Event of Breach

1. During the term of this Contract, any of the following circumstances shall constitute an event of breach hereunder:

1. The Borrower fails to perform the representations, warranties and obligations set forth in Article 8 and Article 9 hereof, including failing to pay the principal and interest of the loan and other obligations due under the Loan Contract on the due date

Payment;

2. The Borrower fails to fully and on time perform any of its obligations under this Contract and other relevant documents.If such acts of the Borrower can be corrected, the Borrower fails to correct such acts and make the loan available within 20 days from the date of the written notice of correction issued by the Lender

The extent to which the Lender is satisfied;

3. the borrower voluntarily or involuntarily ceases business, liquidates, reorganizes, dissolves or goes bankrupt;

4. The Borrower provides false materials or conceals important operating financial facts;

5. The Borrower exceeds the financial targets set forth in Article 18 hereof;

6. Any financial loss or deterioration of the Borrower's financial condition may affect the security of the loan or loan

The borrower intends to evade and cancel the bank's creditor's rights;

7. The borrower's loan project plan is cancelled or cannot be implemented;

8. The borrower takes advantage of the false contract between the borrower and the related party to extract the lender or other banks

Bank funds or credit;

10

9. The borrower has committed or is suspected of operating in violation of laws and regulations;

10. The Borrower is divided, merged, major merger, acquisition, reorganization, reorganization, etc.;

11. The Borrower breaches any other contract entered into with the Lender or any other third party, or

Any dispute arising out of such contract resulting or likely to result in litigation or arbitration;

12. The controlling shareholder of the Borrower transfers its shares of the Borrower, or major events occur to the controlling shareholder, actual controller, legal representative or senior management of the Borrower, including but not limited to the occurrence or suspected violation of laws and regulations, litigation, arbitration or administrative punishment

Serious deterioration of circumstances, financial condition, declaration of bankruptcy or dissolution of the Borrower;

13. Default of the guarantor, Including, but not limited to, false information provided by the guarantor, breach of other contracts signed by the Guarantor with the Lender or other third parties, or litigation or arbitration arising out of disputes arising out of such contracts, forced or voluntary suspension of business, major business failure, occurrence of or suspected violation of laws and regulations, evasion of bank claims, merger and/or acquisition and reorganization,

Any other circumstances which may impair its ability to guarantee;

14. Other loan contracts or security contracts entered into between the Borrower and the Lender

Event of default;

15. Other circumstances that endanger or are likely to endanger the security of the Lender's loans.

2. In the event of default, the Lender will, depending on the nature and extent of the default, take one of the following actions or

A number of disposal methods:

1. Require the borrower to correct the event of default within a time limit and take remedial measures;

2. Change the payment method of the loans not mentioned herein;

3. Stop the borrower from continuing to draw, cancel the undrawn loan line and declare the loan under this contract

If the principal and interest of the loan are due in advance, the loan shall be withdrawn immediately;

4. Declare that all the principal and interest under other loan contracts signed between the borrower and the lender are advanced

When the loan is due, the whole loan shall be withdrawn immediately;

5. freeze part or all of the deposit of the borrower, and have the right to deduct money from the deposit account of the Borrower to repay the principal and interest of the loan under this Contract and pay relevant fees. The Borrower agrees and authorizes the loan

The borrower purchases foreign exchange to repay the principal and interest of the foreign exchange loan;

11

6. Claim guaranty liability or dispose of collateral from the surety;

7. File a lawsuit in court to recover the loan from the borrower and the guarantor through judicial procedures

Interest, expenses and other losses;

8. If this contract has been notarized by a notary office and is enforceable, it may be applied to the people's court

Please enforce the contract.

Article 12 Fees

1. Expenses related to this Contract include but are not limited to credit investigation, notarization, witness, registration, etc

The expenses incurred shall be borne by each party in accordance with the law;

2. All expenses incurred by the Lender to collect the principal and interest of the loan due to the Borrower's failure to repay the principal and interest of the loan on time, including but not limited to notice fee, delivery fee, appraisal fee, attorney's fee, legal cost, travel fee, appraisal fee, auction fee, property preservation fee and enforcement fee, shall be borne by the Borrower

Bear.

Article 13 Assignment of Debts

1. Without the written consent of the Lender, the Borrower shall not transfer any of its rights hereunder,

The Borrower shall not assign any of its obligations hereunder to any third party without the Lender's written consent.

2. With the written consent of the Lender, the Borrower assigns its rights and obligations hereunder

To a third party, which shall unconditionally comply with all the terms and conditions of this Contract.

Article 14 Amendment, termination and exercise of Rights under this Contract

1. This Contract shall be modified or terminated in writing upon mutual agreement of both parties;

2. During the term hereof, the Lender's indulgence, indulgence or delay in exercising the Lender's rights under this Contract for any breach or delay of the Borrower shall not prejudice, affect or limit all the Lender's rights as a creditor under this Contract and relevant laws, administrative regulations and normative documents. Nor shall it be deemed as the Lender's permission or approval of any breach of this Agreement, nor shall it be deemed as a waiver by the Lender of any existing or future breach

The right to take action;

3. If any provision of this Contract becomes invalid or partially invalid for any reason, the Borrower shall still perform all repayment obligations.In the event of such occurrence, the Lender shall have the right to terminate this Contract and may terminate it

That is, to claim from the Borrower the principal and interest of the loan and other relevant amounts under this Contract;

4. In case of any change in the Borrower's domicile, correspondence address, contact telephone number, business scope, legal representative and other matters, the Borrower shall guarantee to give a written notice within 10 days after the change of relevant matters

The Lender;

12

5. Any notices, documents, etc. between the parties hereto in connection with this Contract shall be in writing

Send;

6. If the Borrower hereby irrevocably undertakes that it has breached its obligations under this Contract, the Lender may submit the information of the debtor's breach of trust to the credit investigation institution and banking association, and authorize the relevant banking association to provide the information of the borrower's breach of trust to the banking industry in an appropriate manner

Share the information among institutions and even publicize it to the society.

The borrower voluntarily accepts the joint loss of the lender and other banking financial institutions, such as the adjustment or suspension of credit granting, the suspension of opening new settlement accounts, and the suspension of the issuance of new credit cards by its legal representative

Letter, punishment and rights protection measures.

Article 15 The Borrower agrees that the creditor's right under this contract shall be granted compulsory enforcement effect after it has been notarized by the contract. If the Borrower fails to perform or fails to fully perform its obligations under the contract, the Lender shall

It may apply to the people's court having jurisdiction for compulsory execution.

Article 16 Notice and service

The Borrower hereby irrevocably undertakes as follows:

1. The address at the beginning of this Contract is the Lender's notice and court action under this Contract

The valid address for service of the instrument.

2. The Borrower designates the following persons as the agent to sign the Lender's notice and court action documents (i.e., the designated receiver), including: the unit, the shareholders of the unit, the staff of the unit, the property management personnel of the community and office building where the above address is delivered, the doorman, the security guard, applicable to the

When the addressee is a unit.

3. The above address and the scope of application of the designated recipient;And shall apply to the service of the general knowledge and notice prescribed by law under this Contract and to the civil proceedings after the Lender has sued the Borrower

2. Service of litigation documents in the first instance procedure, the second instance procedure, the execution procedure and the special procedure.

4. In the event of a change of address to be served or to the nominated recipient, the Borrower will notify the Lender and the Court in writing within 10 business days prior to the change and after the written notice reaches the Lender and the Court

Effective.

5. If the address for service provided or confirmed by the Borrower is incorrect or the address for service is changed and the Borrower fails to promptly inform the Lender and the court, the Borrower or the designated receiver of any of the reasons mentioned in the refusal to sign for receipt, the notice or litigation document cannot actually be received by the Borrower, the date of return of the notice or litigation document shall be deemed as the date of service;If the notice is served directly, the date on which the notice is served by the Lender and the information is noted on the notice by the staff of the Lender shall be deemed as the date of service or the litigation document

The date on which the circumstances are clearly marked on the return certificate of service by the court on the spot shall be deemed as the date of service.

6. If arbitration is applicable as stipulated in this Contract, this clause shall also apply to the delivery of arbitration documents A.

13

Article 17 Application of law and dispute settlement

The conclusion, validity, interpretation, performance and dispute settlement of this Contract shall be governed by the laws of the People's Republic of China.In case of any dispute arising from the performance of this Contract, both parties may negotiate or mediate.negotiation

If mediation fails, the dispute shall be settled in the manner set out in Item A below:

A. File a lawsuit in the people's court of the place where the lender is located;

B. Apply to the/arbitration Commission for arbitration.

C. File a lawsuit with the people's court in the place where the contract is signed.

Article 18 Other matters agreed upon by both parties:

1. The loan under this contract is granted under the Comprehensive Credit Contract for Maximum Amount No. /

This contract is the valid annex for the specific credit granted under the credit limit.

2. Interest and fees other than the principal hereunder shall be tax inclusive.

3. If the Lender is required to entrust other institutions of the Bank of Jiangsu to perform its rights and obligations hereunder due to business needs, the Borrower agrees. Other Bank of Jiangsu institutions authorized by the Lender shall have the right to exercise all rights under this Contract and shall have the right to bring disputes under this Contract to court

5. Bring a lawsuit or submit it to an arbitration institution for adjudication.

4. Borrower's financial indicators Agreement: This column is blank

5. Below the blank white

5. Matters not covered herein shall be governed by relevant laws, administrative regulations, normative documents and Jiangsu

Interpret or handle relevant regulations of the bank.

Article 19 Validity and invalidity of a contract

1. This Contract shall be signed (signed or sealed) by the legal representatives or authorized representatives of both parties and added

This Contract shall come into force after it is sealed with the official seal.

2. This Contract shall be lost after the Borrower has repaid all the principal and interest of the loan and all other expenses

Effect.

14

Article 20 This Contract is made in two counterparts, with one held by each lender, Borrower and/or

Each copy shall have the same legal effect.

(Signature Office below, no text)

Borrower (official seal): Lender (official seal):

Legal representative or authorized representative (seal): Legal representative or authorized representative (seal):

Date of signing the Contract: April 19, 2021
Place of signing the Contract: Xinwu District, City

15

202001 Edition

Letter of Complaint to Client

Dear Customer,

According to relevant regulations of China Banking and Insurance Regulatory Commission and Bank of Jiangsu Co., LTD., the following behaviors are strictly prohibited by Bank of Jiangsu Co., LTD. :

1. Organizing and participating in illegal fund-raising activities;

2. Introduce institutions and individuals to participate in usury or issue usury to institutions and individuals;

3. Borrow money from customers;

4. Directly or disguised participation in private lending, providing to others is inconsistent with their own economic strength

Personal guarantee, or provide guarantee for private lending funds;

5. Take part-time jobs or receive remuneration in enterprises;

6. Borrowing transitional funds from customers' accounts, or using my own account as transitional funds for customers;

7. Selling products of third-party institutions without authorization of the Bank or a consignment agreement signed by the Bank;

8. Illegally handling business on behalf of customers, illegally keeping and transferring important articles on behalf of customers;

9. Accept or ask for improper benefits, or illegally deliver benefits.

In order to protect your rights and interests, Bank of Jiangsu Co., Ltd. solemnly reminds you of the following:

The above matters are expressly prohibited by the Bank of Jiangsu Co., LTD., any employee of the Bank of Jiangsu Co., LTD., no matter for what reason, the above actions are his personal actions, and do not represent the will of the Bank of Jiangsu Co., LTD., please be careful.

At the same time, the governor of the Bank of Jiangsu Co., Ltd. requests the Borrower to supervise the employees of the Bank of Jiangsu Co., LTD. If any of the employees of the Bank of Jiangsu Co., Ltd. are found to be in any of the above circumstances, The Borrower is requested to report to Bank of Jiangsu Co., Ltd. via its special email address jsyhdflz@jsbchina.cn or by calling the Party Conduct and Integrity Building Office of Bank of Jiangsu Co., LTD. (Tel: 025-51811967). Bank of Jiangsu Co., Ltd. will maintain strict confidentiality.

16

In addition, any nominal fee or any form of security deposit charged by any other institution to the Borrower shall have nothing to do with Bank of Jiangsu Co., LTD., and all legal consequences and liabilities arising therefrom shall have nothing to do with Bank of Jiangsu Co., LTD

Bank of Jiangsu Co., LTD

I (our company) confirm that I am aware of and have carefully read all the contents of this Letter to Customers, understand and accept the risks presented by your bank, and actively assist your bank in supervising the behavior of your employees.

Customer's Signature:

17